Exhibit 10.33

SUPPLEMENTAL AGREEMENT NO. 6

to

Purchase Agreement No. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 6 (SA-6), entered into as of November 15, 2016 (SA-6 Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Washington state (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Boeing and Customer have previously executed documents amending the Purchase Agreement to reflect Customer’s [*CTR] (Package 1), [*CTR] (Package 2), [*CTR] (Package 3), [*CTR] (Package 4), [*CTR] (Package 5), [*CTR] (Package 6), and letter 6-1162-DAT-884, entitled [*CTR] ([*CTR] Package 1, Package 2, Package 3, Package 4, Package 5, Package 6, and letter 6-1162-DAT-884, mutually agreed to comprise Customer [*CTR] Changes) for [*CTR] (Customer [*CTR] Aircraft). [*CTR] changes to any [*CTR] Aircraft will be undertaken in the ordinary course of business between Boeing and Customer. With respect to such Customer [*CTR] Changes, Customer and Boeing now agree to replace the existing Exhibit A with a revised Exhibit AR1 [*CTR] aircraft;

PA 03735		SA-6, Page 1
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Customer and Boeing desire to amend Letter Agreement No. AAL-PA-03735-LA-1106648 entitled “Special Matters” in order to revise the [*CTR] in Article 1.4;

WHEREAS, Customer and Boeing desire to add Letter Agreement AAL-PA-03735-LA-16005402 entitled “[*CTR]”; and

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1	Table of Contents.

The “Table Of Contents” to the Purchase Agreement referencing SA-5 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-6 in the footer to reflect changes made to the Purchase Agreement by this SA-6. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2	Tables.

Table 1R2. Table 1R2 entitled “Base Weight 737-8 Aircraft Delivery, Description, Price and Advance Payments” referencing SA-4 in the footer is deleted in its entirety and replaced with the similarly titled Table 1R3 (attached hereto) referencing SA-6 in the footer and is hereby incorporated into the Purchase Agreement in replacement of Table 1R2.

3	Exhibit.

Exhibit A. Exhibit A entitled “Aircraft Configuration” is deleted in its entirety and replaced with the similarly titled Exhibit AR1 (attached hereto) referencing SA-6 in the footer and is hereby incorporated into the Purchase Agreement in replacement of Exhibit A (Revised Exhibit A).

4	Letter Agreement.

4.1 Letter Agreement No. AAL-PA-03735-LA-1106648 entitled “Special Matters” is deleted in its entirety and replaced with the similarly titled Letter Agreement No. AAL-PA-03735-LA-1106648R1 (attached hereto) referencing SA-6 in the footer (Revised Special Matters Letter Agreement) in order to revise the [*CTR] in Article 1.4. The Revised Special Matters Letter Agreement is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

PA 03735		SA-6, Page 2
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 Letter Agreement No. AAL-PA-03735-LA-1106655 entitled “Open Configuration Matters” is withdrawn in its entirety.

4.3 Letter Agreement No. AAL-PA-03735-LA-1605402 entitled “[*CTR]” is hereby incorporated into the Purchase Agreement (New Letter Agreement).

5	Reimbursement of Advance Payments.

Upon execution of this SA-6, Boeing shall [*CTR] Customer the [*CTR] of Exhibit A with Exhibit A(R1) and the [*CTR]. Such [*CTR] Customer to Boeing in accordance with the Purchase Agreement. The [*CTR].

6	Miscellaneous.

6.1 The Purchase Agreement is amended as set forth above, by the revised Table of Contents, Table 1R3, the Revised Exhibit A, the Revised Special Matters Letter Agreement, and the New Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

6.2 References in the Purchase Agreement and any supplemental agreements and associated letter agreements to Table 1 or Table 1R2 are deemed to refer to Table 1R3.

PA 03735		SA-6, Page 3
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AGREED AND ACCEPTED this

November 15, 2016
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President and Treasurer
Title	Title

PA 03735		SA-6, Page 4
BOEING PROPRIETARY

TABLE OF CONTENTS

		SA NUMBER
ARTICLES

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality

TABLE

1R3.	Aircraft Information Table	6

EXHIBITS

AR1	Aircraft Configuration	6
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS

AE1.	[*CTR]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[*CTR]
SLP1.	[*CTR]

LETTER AGREEMENTS

LA-1106648R1	Special Matters	6
LA-1106649	[*CTR]
LA-1106650R2	[*CTR]	3
LA-1106651	[*CTR]
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[*CTR]	1
LA-1106657R1	[*CTR]	2
LA-1106663 R1	[*CTR]	2
LA-1106664 R1	[*CTR]	2
LA-1106658	[*CTR]
LA-1106659R1	[*CTR]	1
LA-1106660	Spare Parts Initial Provisioning

PA-03735	TABLE OF CONTENTS, Page 1 of 2	SA-6
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

		SA NUMBER
LETTER AGREEMENTS, continued

LA-1106661R2	[*CTR]	2
LA-1106667	[*CTR]
LA-1106668	[*CTR]
LA-1106669	[*CTR]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[*CTR]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	[*CTR]
LA-1600073	[*CTR]	4
LA-1600852	[*CTR]	5
LA-1603773	[*CTR]	5
LA-1605402	[*CTR]	6

* -	This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735	TABLE OF CONTENTS, Page 2 of 2	SA-6
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R3 To

Purchase Agreement No. PA-03735

[*CTR] 737-8

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8		[*CTR] pounds	Detail Specification:	[*CTR]
Engine Model/Thrust:	CFMLEAP-1B25		[*CTR] pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]	[*CTR]
Airframe Price:		$	[*CTR]	Engine Price Base Year/Escalation Formula:	[*CTR]	[*CTR]
Optional Features:		$	[*CTR]

Sub-Total of Airframe and Features:		$	[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	[*CTR]	Base Year Index (ECI):	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		$	[*CTR]	Base Year Index (CPI):	[*CTR]

Buyer Furnished Equipment (BFE) Estimate:		$	[*CTR]
Seller Purchased Equipment (SPE)/In-Flight Ente		$	[*CTR]
Deposit per Aircraft:		$	[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
			Manufacturer Serial Number	Nominal Delivery Month?			At Signing [*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2017	1	[*CTR]	44459	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2017	1	[*CTR]	44463	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2017	1	[*CTR]	44465	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2017	1	[*CTR]	44446	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44447	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44451	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44448	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44449	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44455	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44450	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44452	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44453	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44454	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44456	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]

SA-6
AAL-PA-03735 95457-1F.TXT	Boeing Proprietary	Page 1
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R3 To

Purchase Agreement No. PA-03735

[*CTR] 737-8

Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
			Manufacturer Serial Number	Nominal Delivery Month?			At Signing [*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2018	1	[*CTR]	44457	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44458	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44460	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44461	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44462	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	1	[*CTR]	44464	NA	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2018	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44466 & 44467	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44468 & 44469	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44470 & 44471	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44472 & 44473	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44474	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44475 & 44476	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]

SA-6
AAL-PA-03735 95457-1F.TXT	Boeing Proprietary	Page 2
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R3 To

Purchase Agreement No. PA-03735

[*CTR] 737-8

Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
			Manufacturer Serial Number	Nominal Delivery Month?			At Signing [*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2019	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44477	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44478 & 44479	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44480 & 44481	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44482	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44483 & 44484	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019		[*CTR]	44485	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2019	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]	44486 & 44487	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]	44488	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]

SA-6
AAL-PA-03735 95457-1F.TXT	Boeing Proprietary	Page 3
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R3 To

Purchase Agreement No. PA-03735

[*CTR] 737-8

Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
			Manufacturer Serial Number	Nominal Delivery Month?			At Signing [*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	2	[*CTR]	44489 & 44490	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	1	[*CTR]	44491	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR] -2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	2	[*CTR]	44492 & 44493	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	2	[*CTR]	44494 & 44495	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	2	[*CTR]	44496 & 44497	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	2	[*CTR]	44498 & 44499	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	2	[*CTR]	44500 & 44501	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	2	[*CTR]	44502 & 44503	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]

SA-6
AAL-PA-03735 95457-1F.TXT	Boeing Proprietary	Page 4
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R3 To

Purchase Agreement No. PA-03735

[*CTR] 737-8

Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
			Manufacturer Serial Number	Nominal Delivery Month?			At Signing [*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	1	[*CTR]	44504	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020	1	[*CTR]	44505	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2020		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	2	[*CTR]	44506 & 44507	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	1	[*CTR]	44508	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	2	[*CTR]	44509 & 44510	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	1	[*CTR]	44511	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	2	[*CTR]	44512 & 44513	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]

SA-6
AAL-PA-03735 95457-1F.TXT	Boeing Proprietary	Page 5
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R3 To

Purchase Agreement No. PA-03735

[*CTR] 737-8

Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
			Manufacturer Serial Number	Nominal Delivery Month?			At Signing [*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]	44514 & 44515	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]	44516 & 44517	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]	44518 & 44519	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]	44520	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]	44521 & 44522	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]	44523	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021		[*CTR]	44524 & 44525	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2021	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44526 & 44527	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]

SA-6
AAL-PA-03735 95457-1F.TXT	Boeing Proprietary	Page 6
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R3 To

Purchase Agreement No. PA-03735

[*CTR] 737-8

Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
			Manufacturer Serial Number	Nominal Delivery Month?			At Signing [*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2022	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44528	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44529 & 44530	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44531	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44532 & 44533	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44534 & 44535	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44536 & 44537	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44538 & 44539	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44540	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]

SA-6
AAL-PA-03735 95457-1F.TXT	Boeing Proprietary	Page 7
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R3 To

Purchase Agreement No. PA-03735

[*CTR] 737-8

Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
			Manufacturer Serial Number	Nominal Delivery Month?			At Signing [*CTR]		[*CTR]		[*CTR]		Total [*CTR]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44541 & 44542	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022	1	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44543	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022	2	[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2022		[*CTR]	44544 & 44545	Yes	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
[*CTR]-2023		[*CTR]		No	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]	$	[*CTR]
Total:	100

SA-6
AAL-PA-03735 95457-1F.TXT	Boeing Proprietary	Page 8
[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

American Airlines, Inc.

Exhibit AR1 to Purchase Agreement Number 03735

AAL-PA-03735-EXAR1		SA-6, Page 1 of 2
BOEING PROPRIETARY

Exhibit AR1

AIRCRAFT CONFIGURATION

Dated as of the SA-6 Effective Date

relating to

BOEING MODEL 737-8 MAX AIRCRAFT

The Detail Specification is Boeing document number [*CTR], as may subsequently be amended. The Detail Specification provides [*CTR] set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification [*CTR]. [*CTR], Boeing will furnish to Customer copies of the Detail Specification, which will reflect [*CTR]. The [*CTR], except such [*CTR].

AAL-PA-03735-EXA		November 15, 2011 EXA Page 2
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Configuration Item Number	Title	[*CTR] 100 Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

BOEING PROPRIETARY
PA 03735	Page 1 of 5	Exhibit AR1, SA-6

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Configuration Item Number	Title	[*CTR] 100 Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

BOEING PROPRIETARY
PA 03735	Page 2 of 5	Exhibit AR1, SA-6

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Configuration Item Number	Title	[*CTR] 100 Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

BOEING PROPRIETARY
PA 03735	Page 3 of 5	Exhibit AR1, SA-6

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Configuration Item Number	Title	[*CTR] 100 Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

BOEING PROPRIETARY
PA 03735	Page 4 of 5	Exhibit AR1, SA-6

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Configuration Item Number	Title	[*CTR] 100 Aircraft [*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]: 191	TOTAL – [*CTR] - EXHIBIT A:	[*CTR]

BOEING PROPRIETARY
PA 03735	Page 5 of 5	Exhibit AR1, SA-6

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106648R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Special Matters
Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 MAX aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[*CTR].

1.1	[*CTR].

1.2	[*CTR].

1.3	[*CTR].

1.4	[*CTR].

2.	Other [*CTR] Terms.

2.1	[*CTR].

2.2	[*CTR].

3.	[*CTR] Considerations for the Substitute Aircraft.

If Customer substitutes an Aircraft pursuant to Letter Agreement No. AAL-PA-03735-LA-1106652 entitled “Aircraft Model Substitution”, then [*CTR] of each Substitute Aircraft Boeing agrees to provide Customer with the following [*CTR]:

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[*CTR]	[*CTR]	[*CTR]
3.1 [*CTR]	[*CTR]	[*CTR]
3.2 [*CTR]	[*CTR]	[*CTR]
3.3 [*CTR]	[*CTR]	[*CTR]

[*CTR]

4.	FAA Manufacturer Changes.

[*CTR]

5.	FAA Operator Changes.

[*CTR]

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

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BOEING PROPRIETARY [*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 15, 2016

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	Vice President & Treasurer

AAL-PA-03735-LA-1106648R1	SA-6
Special Matters		Page 3 of 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1605402

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	PurchaseAgreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used in but not otherwise defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer has [*CTR] that Boeing [*CTR] in the Aircraft certain [*CTR] which is more fully described in the options listed in Attachment A to this Letter Agreement (collectively referred to as [*CTR]) in accordance with the terms and conditions of this Letter Agreement. [*CTR] that is identified in the Detail Specification for the Aircraft is [*CTR] that Boeing is [*CTR] in accordance with Section 2 below, but is otherwise [*CTR] for purposes of the Purchase Agreement.

The [*CTR] during the [*CTR] and manufacture of the Aircraft to achieve [*CTR] at the time of delivery of the Aircraft. To achieve this, Boeing and Customer will [*CTR] in a manner consistent with (i) the terms and conditions [*CTR]; and (ii) [*CTR].

1.	Customer Responsibilities.

1.1	[*CTR]. Customer has selected [*CTR].

1.2	[*CTR]. Customer will provide [*CTR].

1.3	[*CTR]. Customer will [*CTR]. Such [*CTR]:

1.3.1	specify [*CTR];

1.3.2	specify that [*CTR];

1.3.3	specify the [*CTR];

1.3.4	require [*CTR]; and

1.3.5	require [*CTR].

2.	Boeing Responsibilities.

2.1	Boeing shall:

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2.1.1 perform the [*CTR] described in Attachment B to this Letter Agreement;

2.1.2 assist [*CTR];

2.1.3 approve the [*CTR];

2.1.4 place, [*CTR] and which shall also include a statement that [*CTR]; additionally the [*CTR];

2.1.5 notify Customer as soon as possible [*CTR];

2.1.6 manage all [*CTR];

2.1.7 coordinate [*CTR];

2.1.8 provide [*CTR];

2.1.9 ensure that the [*CTR];

2.1.10 [*CTR] in the Aircraft, in accordance with the terms and conditions of the Purchase Agreement (including, without limitation, the [*CTR]) the [*CTR] identified in Section 3.1 of this Letter Agreement;

2.1.11 ensure that at the time of Aircraft delivery, the [*CTR] referenced in Attachment A to this Letter Agreement;

2.1.12 if necessary, and upon request of Customer, use commercially [*CTR] to assist Customer in causing [*CTR] under the [*CTR] with the objective of delivery of the Aircraft on the delivery date (that is scheduled in accordance with Section 6.1 of the AGTA) with [*CTR] in the Aircraft and certified by the FAA; and

2.1.13 prior to delivery of the applicable Aircraft, obtain [*CTR] of the Aircraft with [*CTR], including the [*CTR] identified in Section 3.1 of this Letter Agreement.

3.	[*CTR]. [*CTR] may contain [*CTR] of the following two (2) types:

3.1 [*CTR]. The [*CTR] required to [*CTR] on the Aircraft is the [*CTR] and is part of the CSE.

3.2 Customer’s [*CTR]. The [*CTR] to the Aircraft [*CTR] and is not part of the CSE.

3.2.1 As between Customer and Boeing, Customer is solely responsible for specifying the [*CTR] and ensuring that Customer’s [*CTR] meets such [*CTR]. Customer and the [*CTR] Customer’s [*CTR] will have total responsibility for the [*CTR] of any of Customer’s [*CTR].

3.2.2 The [*CTR] of any Customer’s [*CTR] or the lack of any [*CTR] will not be a valid condition for Customer’s [*CTR].

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3.2.3 Boeing has no [*CTR] to support Customer’s [*CTR]. Boeing will only [*CTR] if in Boeing’s reasonable opinion such [*CTR] is necessary to [*CTR] on the Aircraft.

3.2.4 Boeing shall not be responsible for obtaining FAA certification for Customer’s [*CTR].

4.	Changes.

4.1 Customer and [*CTR] may change the [*CTR] of Boeing. Customer may [*CTR] at any time, and Boeing shall [*CTR] in a timely manner. Any [*CTR] that Boeing gives to a [*CTR] shall be subject to [*CTR] through Boeing’s [*CTR] of the Purchase Agreement.

4.2 Boeing and Customer recognize that the [*CTR] nature of the [*CTR] in order to ensure (i) [*CTR] with the Aircraft and all [*CTR], and (ii) [*CTR] of the Aircraft with the [*CTR]. In such event, Boeing will notify Customer and [*CTR]. If, within [*CTR] as may be mutually agreed in writing) after such notification, (i) Customer and Boeing [*CTR] or an alternate course of action and (ii) so long as Boeing has [*CTR] with Customer to [*CTR], then any [*CTR] in delivery of the Aircraft will be [*CTR] and Article 7 of the AGTA will apply. The [*CTR] of any mutually agreed [*CTR] may result in Boeing adjusting the [*CTR] contained in Attachment A to this Letter Agreement.

4.3 Boeing’s [*CTR] of the Aircraft as it relates to [*CTR] as described in the options listed in Attachment A to this Letter Agreement, as such Attachment A may be amended from time to time.

5.	[*CTR].

5.1 Boeing and Customer agree to follow the sequential steps identified in this Section 5 to [*CTR]:

5.1.1 Boeing shall [*CTR] with Boeing.

5.1.2 Within [*CTR] or other course of action.

5.2 If Boeing and Customer are [*CTR] to agree on an alternate [*CTR] or course of action within such time, the [*CTR] to Boeing in Section 8 of this Letter Agreement shall apply.

6.	Proprietary Rights.

Boeing’s [*CTR] for the [*CTR] will not impose upon Boeing any [*CTR] Customer may have in the [*CTR].

7.	Exhibits B and C to the AGTA.

[*CTR] is deemed to be BFE for the purposes of Exhibit B to the AGTA, entitled “Customer Support Document”, and Exhibit C to the AGTA, entitled “Product Assurance Document”.

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8.	Boeing [*CTR].

8.1 If Customer [*CTR] as provided in this Letter Agreement or if [*CTR] (for any reason [*CTR] under the purchase order terms) to [*CTR] in accordance with the [*CTR], then, in addition to [*CTR], Boeing will

8.1.1 [*CTR] and

8.1.1.1 if the [*CTR] to Section 5.1 of the Exhibit A to the AGTA entitled “Buyer Furnished Equipment Provisions Document” (AGTA Exhibit A BFE Provisions Document), then the provisions of Article 7, “Excusable Delay”, [*CTR];

8.1.1.2 if the [*CTR] pursuant to Section 5.2 of the AGTA Exhibit A BFE Provisions Document, then Boeing will [*CTR];

8.1.2 [*CTR]; and/or

8.1.3 [*CTR] by the amount of Boeing’s [*CTR], including but not limited to, (i) [*CTR] by Boeing, (ii) any [*CTR] as established by Boeing and agreed to by the [*CTR] and (iii) [*CTR]; and [*CTR] from any applicable [*CTR].

8.2 Boeing will use [*CTR] described in Section 8.1.3. Notwithstanding the last clause of 8.1.3, Boeing has no [*CTR].

8.3 If Boeing [*CTR] set forth herein, then any [*CTR] of the Aircraft, to the [*CTR], will be the [*CTR] of Boeing.

9.	[*CTR].

[*CTR] will at all times [*CTR] with Customer [*CTR] and Boeing will have [*CTR] have, but will not be [*CTR].

10.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

Intentionally Left Blank

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If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 15, 2016

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.
Its	Vice President & Treasurer

AAL-PA-03735-LA-1605402
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Attachment A

[*CTR]

The following [*CTR] describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be [*CTR]. Each such [*CTR] is fully described in the [*CTR] as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all [*CTR] listed below.

[*CTR] Number and Title

[*CTR]

[*CTR]

[*CTR]

[*CTR]

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Attachment B

[*CTR]

This Attachment B describes the functions that Boeing will perform as [*CTR] to support (i) the [*CTR] and (ii) the [*CTR] on the Aircraft.

1.	[*CTR].

Boeing will perform the following functions [*CTR]. Boeing will have [*CTR] which, in Boeing’s reasonable opinion, [*CTR]. Boeing will be [*CTR] for:

(i)	[*CTR];

(ii)	[*CTR];

(iii)	[*CTR];

(iv)	[*CTR];

(v)	[*CTR];

(vi)	[*CTR];

(vii)	[*CTR]; and

(viii)	[*CTR].

2.	[*CTR].

Boeing’s [*CTR] will include the functions of [*CTR]. As [*CTR], Boeing will perform the following functions:

(i)	as required, [*CTR];

(ii)	[*CTR] Boeing, Customer and [*CTR]; and

(iii)	[*CTR].

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